Cash and cash equivalents	3 Months Ended
Mar. 31, 2016
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents

4. Cash and cash equivalents

The Company considers investments and interest-bearing deposits with original maturities of three months or less to be cash equivalents. At December 31, 2015 and March 31, 2016, there was $2,309 and $3,578, respectively, on deposit at banks in excess of Federal Deposit Insurance Corporation (FDIC) insured limits. No losses have been experienced on such bank deposits, money market fund or notes. The Company does not believe that it is subject to any unusual credit risk beyond the normal credit risk associated with commercial banking relationships.

Restricted Cash

The Company held restricted cash of $209 and $592 as at December 31, 2015 and March 31, 2016, respectively as part of its lease and debt agreements. The amounts are included within cash and cash equivalents balance.